SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                              ________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    JULY 25, 1996

                               SUNAMERICA INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


MARYLAND                           1-4618         86-0176061
(STATE OR OTHER JURISDICTION     (COMMISSION    (IRS EMPLOYER
     OF INCORPORATION)           FILE NUMBER)   IDENTIFICATION NO.)


1 SUNAMERICA CENTER
LOS ANGELES, CALIFORNIA                         90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


Registrant's telephone number, including
area code                                       (310) 772-6000

Item 5.     Other Events
            -------------

            The Registrant has released financial position and earnings information as of and for the periods ended June 30, 1996.

            See the attached Condensed Consolidated Balance Sheet and Consolidated Income Statement.

Item 7.     Financial Statements, Pro Forma Financial Information and
            ---------------------------------------------------------
            Exhibits
            ---------

            (c)   Exhibits

            Exhibit 20(a)     Condensed Consolidated Balance Sheet
            Exhibit 20(b)     Consolidated Income Statement


                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNAMERICA INC.



Date:   July 25, 1996               By: /s/ SCOTT L. ROBINSON
                                        -----------------------------
                                        Scott L. Robinson
                                        Senior Vice President
                                          and Controller

                                     EXHIBIT 20(a)
                                    SUNAMERICA INC.
                         CONDENSED CONSOLIDATED BALANCE SHEET
                              (In thousands - unaudited)


                                                          June 30,     September 30,
                                                              1996              1995
                                                    --------------     -------------
ASSETS
Cash and short-term investments                     $      725,591     $     855,350
Bonds, notes and redeemable preferred stocks:
  Available for sale, at fair value                     12,479,450         6,584,488
  Held for investment, at amortized cost                        --           718,283
Mortgage loans                                           1,587,211         1,543,285
Common stocks, at fair value                                56,265            39,906
Partnerships                                             1,007,814           774,417
Real estate                                                106,199           105,637
Other invested assets                                      190,237           187,593
                                                    --------------    --------------
Total investments                                       16,152,767        10,808,959

Variable annuity assets                                  6,083,369         5,263,006
Deferred acquisition costs                                 781,612           526,415
Other assets                                               382,359           245,787
                                                    --------------    --------------
TOTAL ASSETS                                        $   23,400,107    $   16,844,167
                                                    ==============    ==============
LIABILITIES AND SHAREHOLDERS' EQUITY
Reserves for fixed annuity contracts                $    9,622,137    $    4,862,250
Reserves for guaranteed investment contracts             4,102,787         3,607,192
Trust deposits                                             423,790           426,595
Senior indebtedness                                        573,335           524,835
Variable annuity liabilities                             6,083,369         5,263,006
Payable to brokers for purchases of securities             324,037           473,728
Other payables, accrued liabilities and
  deferred income taxes                                    506,816           420,852
Preferred securities of grantor trusts                     237,631            52,631
Shareholders' equity                                     1,526,205         1,213,078
                                                    --------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $   23,400,107    $   16,844,167
                                                    ==============    ==============

                                        EXHIBIT 20(b)
                                       SUNAMERICA INC.
                                CONSOLIDATED INCOME STATEMENT
                          (In thousands, except per-share amounts)
                                         (Unaudited)
                                 Three months ended June 30,    Nine months ended June 30,
                                ----------------------------               ----------------------------
                                          1996          1995            1996          1995
                                --------------   -----------   -------------   -----------
Net investment income           $      347,544   $   233,261    $    889,072    $  650,885
                                --------------   -----------    ------------    ----------
Interest expense on:
  Fixed annuity contracts             (126,892)      (67,940)       (284,576)     (190,284)
  Guaranteed investment
    contracts                          (64,440)      (54,215)       (185,782)     (151,776)
  Trust deposits                        (2,462)       (2,625)         (7,585)       (7,901)
  Senior indebtedness                  (20,046)      (13,413)        (53,112)      (41,031)
                                --------------   -----------    ------------   -----------
  Total interest expense              (213,840)     (138,193)       (531,055)     (390,992)
                                --------------   -----------    ------------   -----------
Dividends paid on preferred
  securities of grantor trusts          (5,171)         (364)        (15,064)         (364)
                                --------------   -----------    ------------   -----------
NET INVESTMENT INCOME                  128,533        94,704         342,953       259,529
                                --------------   -----------    ------------   -----------
NET REALIZED INVESTMENT LOSSES         (12,629)       (8,975)        (14,814)      (24,550)
                                --------------   -----------    ------------   -----------
Fee income:
  Variable annuity fees                 27,059        21,246          76,812        61,467
  Net retained commissions              13,457         8,670          35,388        22,673
  Asset management fees                  6,371         6,712          19,235        20,399
  Loan servicing fees                    6,046         5,874          17,819        13,907
  Trust fees                             4,237         3,892          12,558        11,584
                                --------------   -----------    ------------  ------------
TOTAL FEE INCOME                        57,170        46,394         161,812       130,030
                                --------------   -----------    ------------  ------------
Other income and expenses:
  Surrender charges                      7,433         3,013          15,046         9,169
  General and administrative
    expenses                           (54,292)      (44,358)       (148,632)     (118,582)
  Amortization of deferred
    acquisition costs                  (27,081)      (21,783)        (67,597)      (59,197)
  Other, net                               323           370             716         3,254
                                 -------------   -----------    ------------  ------------
TOTAL OTHER INCOME AND EXPENSES        (73,617)      (62,758)       (200,467)     (165,356)
                                 -------------   -----------    ------------  ------------
PRETAX INCOME                           99,457        69,365         289,484       199,653

Income tax expense                     (29,800)      (21,100)        (86,800)      (58,900)
                                 -------------   -----------    ------------  ------------
NET INCOME                       $      69,657   $    48,265    $    202,684  $    140,753
                                 =============   ===========    ============  ============
EARNINGS PER SHARE               $        0.98   $      0.70    $       2.88  $       2.04
                                 =============   ===========    ============  ============
NET EARNINGS APPLICABLE TO
  COMMON STOCK (used in the
  computation of earnings
  per share)                     $      66,774   $    44,478    $    194,035  $    128,653
                                 =============   ===========    ============  ============
AVERAGE SHARES OUTSTANDING              68,078        63,432          67,263        63,103
                                 =============   ===========    ============   ===========
